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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report:  May 31, 2000
               (Date of earliest event reported:  May 31, 2000)

                              CAIS INTERNET, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                        000-26103              52-2066769
(State or other jurisdiction      (Commission File Number)      (IRS Employer of
incorporation)                                               Identification No.)


          1255 22/nd/ Street, N.W., Washington, D.C.           20037
            (Address of Principal Executive Offices)        (Zip Code)

                                (202) 715-1300
             (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

  On September 16, 1999, CAIS Internet, Inc. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the acquisition of Atcom, Inc. on September 2, 1999. On November 12, 1999, the Company filed an amendment for the purpose of including financial statements and pro forma financial information. This Current Report on Form 8-K dated May 31, 2000 is being filed solely to provide additional pro forma financial information required in the Company's Form S-3 registration statement to be filed with the Securities and Exchange Commission on June 1, 2000.


  (a)  Exhibit

  99.1  Pro Forma Financial Information.


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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAIS INTERNET, INC.

                              By: /s/ Ulysses G. Auger, II
                                  -----------------------------
                                    Ulysses G. Auger, II
                                    Chief Executive Officer and
                                    Chairman

Date:  May 31, 2000
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                              CAIS INTERNET, INC.

                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

 99.1   Unaudited Pro Forma Condensed Combined Financial Information.